IRONWOOD MULTI-STRATEGY FUND LLC
(the “Fund”)

Supplement dated January 31, 2012 to the Prospectus of the Fund, dated August 30, 2011 (the “Prospectus”)

Effective January 31, 2012, the Prospectus is amended as set forth below:

On December 21, 2011, the Securities and Exchange Commission adopted amendments (the “Amendments”) to the “accredited investor” standard included in rules under the Securities Act of 1933.  The Amendments clarify the method of calculating indebtedness secured by a natural person’s primary residence.  Accordingly, the section captioned “Summary—Eligible Investors” and the section captioned “Eligible Investors” in the Prospectus are revised in their entirety as follows:

Summary—Eligible Investors:

Each prospective investor (and Members who subscribe for additional Units) will be required to certify that the Units purchased are being acquired directly or indirectly for the account of either (i) a natural person who is an “accredited investor”, as defined in Rule 501 of the Securities Act, or (ii) a non-natural person that is a “qualified client”, as defined in Rule 205-3 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  To qualify as an “accredited investor,” a natural person must generally have (i) an individual or joint net worth with that person’s spouse of $1,000,000 (exclusive of the value of such person’s primary residence), or (ii) an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year.  For purposes of determining the value of the primary residence to be excluded from net worth referenced in subclause (i), a prospective investor should exclude the amount by which the estimated fair market value of his or her primary residence exceeds the outstanding balance of any indebtedness secured by that primary residence.  If any such indebtedness exceeds the estimated fair market value of such primary residence, a prospective investor should reduce his or her net worth by the amount of any such excess indebtedness.  The fair market value of a primary residence and the amount of outstanding indebtedness should be measured as of the relevant subscription date.  In addition, if outstanding indebtedness secured by a prospective investor’s primary residence has increased (other than as a result of the acquisition of such primary residence) in the 60-day period preceding the proposed relevant subscription date (e.g., due to a home equity loan), a prospective investor should reduce his or her net worth by the amount of such increase.  A “qualified client” means an entity that has a net worth of more than $2,000,000 or that meets certain other qualification requirements.  The relevant investor qualifications are set forth in the subscription document and investor certification that each investor must sign in order to invest in the Feeder Fund.

Eligible Investors:

Each prospective investor (and Members who subscribe for additional Units) will be required to certify that the Units purchased are being acquired directly or indirectly for the account of either (i) a natural person who is an “accredited investor”, as defined in Rule 501 of the Securities Act, or (ii) a non-natural person that is a “qualified client”, as defined in Rule 205-3 of the Advisers Act.  To qualify as an “accredited investor,” a natural person must generally have (i) an individual or joint net worth with that person’s spouse of $1,000,000 (exclusive of the value of such person’s primary residence), or (ii) an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year.  For purposes of determining the value of the primary residence to be excluded from net worth referenced in subclause (i), a prospective investor should exclude the amount by which the estimated fair market value of his or her primary residence exceeds the outstanding balance of any indebtedness secured by that primary residence.  If any such indebtedness exceeds the estimated fair market value of such primary residence, a prospective investor should reduce his or her net worth by the amount of any such excess indebtedness.  The fair market value of a primary residence and the amount of outstanding indebtedness should be measured as of the relevant subscription date.  In addition, if outstanding indebtedness secured by a prospective investor’s primary residence has increased (other than as a result of the acquisition of such primary residence) in the 60-day period preceding the proposed relevant subscription date (e.g., due to a home equity loan), a prospective investor should reduce his or her net worth by the amount of such increase.  A “qualified client” means an entity that has a net worth of more than $2,000,000 or that meets certain other qualification requirements.  The relevant investor qualifications are set forth in the subscription document that each investor must sign in order to invest in the Feeder Fund.  Any transferee of Units must satisfy the Feeder Fund’s eligibility criteria at the time of the transfer.  See “Transfers of Units.”

Members should retain this Supplement for future reference.